EXHIBIT 23

The Board of Directors
Glendale Hosiery Company


We consent to the incorporation by reference in the registration statement (No. 333-32429) on Form S-8 of Ithaca Industries, Inc. of our report dated March 24, 1998, with respect to the balance sheet of Glendale Hosiery Company as of December 31, 1997, and the related statements of earnings, shareholders' equity, and cash flows for the year then ended, which report appears in the Form 8-K/A of Ithaca Industries, Inc. dated June 2, 1998.


/s/ KPMG Peat Marwick LLP
-------------------------

Atlanta, Georgia
June 2, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                   FORM 8-K/A

                        AMENDMENT NO. 2 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 24, 1998



                             ITHACA INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


Delaware                           000-22385                     56-1385842
--------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


Highway 268 West, P.O. Box 620, Wilkesboro, North Carolina              28697
--------------------------------------------------------------------------------
        (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code  (336) 667-5231

         This Form 8-K/A amends Ithaca Industries, Inc.'s ("Registrant" or the "Company") Current Report on Form 8-K filed on April 3, 1998 with respect to Registrant's acquisition of Glendale Hosiery Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         Exhibit Number         Description
         --------------         -----------

                2 Asset Purchase Agreement between Ithaca Industries, Inc. and Glendale Hosiery Company dated March 13, 1998
                                (incorporated by reference to Exhibit 2
                                of Registrant's Report on Form 8-K
                                filed April 3, 1998).

               23.1 Consent of KPMG Peat Marwick LLP, dated June 2, 1998 (incorporated by reference to Exhibit 23 of Registrant's Report on Form 8-K/A filed June 2,
                                1998).

               23.2             Consent of KPMG Peat Marwick LLP, dated
                                June 8, 1998.

               23.3             Consent of Deloitte & Touche LLP, dated June 2,
                                1998.

               99.1 Press Release of Ithaca Industries, Inc. dated March 16, 1998 (incorporated by reference to
                                Exhibit 99.1 of Registrant's Report on Form 8-K filed April 3, 1998).

               99.2 Press Release of Ithaca Industries, Inc. dated March 25, 1998 (incorporated by reference to
                                Exhibit 99.2 of Registrant's Report on Form 8-K filed April 3, 1998).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ITHACA INDUSTRIES, INC.



Date:  June 10, 1998                       By: /s/ Richard P. Thrush
                                           -------------------------
                                           Richard P. Thrush
                                           Senior Vice President - Finance
                                           and Administration, Chief Accounting
                                           and Principal Financial Officer

                                  EXHIBIT INDEX


         Exhibit Number         Description
         --------------         -----------

                2 Asset Purchase Agreement between Ithaca Industries, Inc. and Glendale Hosiery Company dated March 13, 1998
                                (incorporated by reference to Exhibit 2
                                of Registrant's Report on Form 8-K
                                filed April 3, 1998).

               23.1 Consent of KPMG Peat Marwick LLP, dated June 2, 1998 (incorporated by reference to Exhibit 23 of Registrant's Report on Form 8-K/A filed June 2,
                                1998).

               23.2             Consent of KPMG Peat Marwick LLP, dated
                                June 8, 1998.

               23.3             Consent of Deloitte & Touche LLP, dated June 2,
                                1998.

               99.1 Press Release of Ithaca Industries, Inc. dated March 16, 1998 (incorporated by reference to
                                Exhibit 99.1 of Registrant's Report on Form 8-K filed April 3, 1998).

               99.2 Press Release of Ithaca Industries, Inc. dated March 25, 1998 (incorporated by reference to
                                Exhibit 99.2 of Registrant's Report on Form 8-K filed April 3, 1998).